UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 11, 2013
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Acquisition of Waterford Place at Riata Ranch
On October 10, 2013, Steadfast Income REIT, Inc. (the “Company”), through SIR Waterford Riata, LLC (“SIR Waterford”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 228-unit multifamily residential community located in Cypress, Texas, commonly known as Waterford Place at Riata Ranch (the “Waterford Property”). SIR Waterford acquired the Waterford Property for an aggregate purchase price of $23,400,000, excluding closing costs. SIR Waterford financed the payment of the purchase price for the Waterford Property with a combination of: (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $16,340,000 from PNC Bank, National Association (“PNC”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) Capital Markets Execution Program.
Acquisition of Villas at Huffmeister
On October 10, 2013, the Company, through SIR Huffmeister Villas, LLC (“SIR Huffmeister”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 294-unit multifamily residential community located in Houston, Texas, commonly known as Villas at Huffmeister (the “Huffmeister Property”). SIR Huffmeister acquired the Huffmeister Property for an aggregate purchase price of $37,600,000, excluding closing costs. SIR Huffmeister financed the payment of the purchase price for the Huffmeister Property with a combination of: (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $25,963,000 from PNC, pursuant to the requirements of the Freddie Mac Capital Markets Execution Program.
Acquisition of Villas at Kingwood
On October 10, 2013, the Company, through SIR Kingwood Villas, LLC (“SIR Kingwood”), an indirect, wholly-owned subsidiary of the Company, acquired from a third party seller a fee simple interest in a 330-unit multifamily residential community located in Kingwood, Texas, commonly known as Villas at Kingwood (the “Kingwood Property”). SIR Kingwood acquired the Kingwood Property for an aggregate purchase price of $40,150,000, excluding closing costs. SIR Kingwood financed the payment of the purchase price for the Kingwood Property with a combination of: (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $28,105,000 from PNC, pursuant to the requirements of the Freddie Mac Capital Markets Execution Program.
The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	October 11, 2013	By:	/s/ Ella S. Neyland
Ella S. Neyland
President